Exhibit 99.2

NEURO INNOVATION BROAD PIPELINE OF LATE STAGE PRODUCT CANDIDATES NYSE: BHVN © 2020 Biohaven Pharmaceuticals Inc. All rights reserved. Rimegepant Migraine Prevention Topline Data Webcast March 30, 2020

Multiple Approaches Targeted for Acute & Preventive Treatment of Migraine MARCH 30, 2020 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 2 NO JECTION™ CGRP Drug Delivery Platform 1. Exclusive World - Wide License with Catalent for use of Zydis ® Fast Dissolve Technology in our migraine product candidates 2. Aptar Pharma Unidose System (UDS) single shot nasal technology Rapid Dissolving 1 Oral Intranasal 2 Vazegepant Rimegepant

Biohaven Achieves Positive Results in Pivotal Trial of Oral NURTEC™, Dosed Every Other Day, for the Preventive Treatment of Migraine • Rimegepant 75 mg, dosed every other day, demonstrates statistically significant superiority, compared to placebo, on the primary endpoint of reduction in the mean number of migraine days per month • Orally administered rimegepant 75 mg, approved earlier this year for the acute treatment of migraine, is the only CGRP targeting therapy to demonstrate efficacy in both the acute and preventive treatment of migraine • Biohaven plans to engage the FDA and European Medicines Agency to submit a sNDA and MAA, respectively, for rimegepant for the indication of preventive treatment of migraine

Study BHV3000 - 305: Phase 3 Randomized Study Investigating the Efficacy and Safety of Rimegepant 75 mg for Preventive Treatment of Migraine 4 R randomization. Study 305 (N=741) Rimegepant 75 mg (n=370) Placebo (n=371) R 1:1 Baseline Observation Period 28 Day Treatment Phase Up to 12 Weeks Rimegepant 75 mg Objective: Assess Rimegepant 75 mg vs placebo on the efficacy, safety, and tolerability in the preventive treatment of migraine End of Study Visit End of Study Visit NOT FOR DISTRIBUTION - BIOHAVEN MEDICAL AFFAIRS

Study Met Primary Endpoint – Rimegepant Showed Significant Reduction in Monthly Migraine Days versus Placebo Mean Change from Baseline in Monthly Migraine Days at 3 Months • The average number of migraine days per month during the observation phase was 10.7 across all evaluable subjects. The figure shows model - based estimates of the change from baseline • All patients=Evaluable mITT Cohort • No Preventives=Participants not taking concurrent preventive medications during the treatment phase • *Comparison of rimegepant to placebo at month 3 was the primary outcome measure, p=0.0176. Analysis of participants not taking background of preventive medications versus placebo, nominal p=0.0020 MARCH 30, 2020 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 5 - 3.7 - 4.5 - 3.7 - 4.9 -6 -5 -4 -3 -2 -1 0 Mean Change from Baseline in Monthly Migraine Days at 3 Months p=0.0020 p=0.0176* Placebo Rimegepant 75 mg Every Other Day All Patients No Preventives All Patients No Preventives N=347 N=273 N=348 N=269

- 3.3 - 4.1 - 5.3 - 6.4 -7 -6 -5 -4 -3 -2 -1 0 Rimegepant - Treated Patients with ≥14 Migraine Days in Observation Showed 6.4 Day Reduction vs. Baseline, & with <14 Migraine Days, Showed 4.1 Day Reduction Patients with <14 and ≥14 Migraine Days in Observation • In patients with ≥14 migraine days in the observation period (baseline number of migraine days was 15.5), there was a 6.4 day reduction in monthly migraine days in the rimegepant group (n=69), compared to a 5.3 day reduction in the placebo group (n=62) at month 3 • In patients with <14 migraine days in the observation period (baseline number of migraine days was 9.6), there was a 4.1 day reduction in monthly migraine days in the rimegepant group (n=279), compared to a 3.3 day reduction in the placebo group (n=284) at month 3 MARCH 30, 2020 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 6 Mean Change from Baseline in Monthly Migraine Days at 3 Months Placebo Rimegepant 75 mg Every Other Day <14 in Observation ≥14 in Observation N=284 N=62 N=279 N=69 <14 in Observation ≥14 in Observation

Richard Lipton, MD ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 7 • Edwin S. Lowe Professor and Vice Chair of Neurology • Professor of Epidemiology and Population Health, Psychiatry and Behavioral Science, Albert Einstein College of Medicine • Director, Montefiore Headache Center • Fellow, American Academy of Neurology • Diplomate, American board of Psychiatry and Neurology • Past - president, American Headache Society • Over 800 publications MARCH 30, 2020 Member, Biohaven Scientific Advisory Board; BHVN stockholder; paid consultant Biohaven Scientific Advisory Board

NYSE: BHVN © 2020 Biohaven Pharmaceuticals Inc. All rights reserved. NEURO INNOVATION Meeting Patient Needs. Growing Value. RIMEGEPANT MIGRAINE PREVENTION TOPLINE DATA WEBCAST MARCH 30, 2020